================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 23, 1997


                            TERRA INDUSTRIES INC.
            (Exact name of registrant as specified in its charter)



           Maryland                       1-8520                 52-1145429
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)


            Terra Centre
          600 Fourth Street
            P.O. Box 6000
          Sioux City, Iowa                      51102-6000
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (712) 277-1340

================================================================================

ITEM 5.  Other Events.

     On December 23, 1997, Terra Industries Inc. issued the press release contained in Exhibit 1 hereto, which is incorporated by reference herein.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TERRA INDUSTRIES INC.


                                       By: /s/ GEORGE H. VALENTINE
                                           -------------------------------------
                                          George H. Valentine
                                          Senior Vice President, General Counsel
                                            and Corporate Secretary

Date: December 29, 1997

                                       2